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                                                                 EXHIBIT 10.10





             ASSIGNMENT, ASSUMPTION, CONSENT AND RELEASE AGREEMENT


         THIS ASSIGNMENT, ASSUMPTION, CONSENT AND RELEASE AGREEMENT (this "Agreement") is made and entered into as of July 1, 1998, by and among Insignia Financial Group, Inc., a Delaware corporation ("Assignor"), Insignia/ESG Holdings, Inc., a Delaware corporation ("Assignee") and Edward S. Gordon ("Employee").

                             W I T N E S S E T H :

         WHEREAS Assignor and Employee are currently parties to that certain Employment Agreement dated as of June 17, 1996, as amended by Amendment No. 1 thereto dated April 1, 1997 (as amended, the "Employment Agreement"), a copy of which is attached hereto as Exhibit A;

         WHEREAS, it is contemplated that Assignor will distribute 100% of the outstanding common stock of Assignee to Assignor's stockholders (the "Distribution");

         WHEREAS, Assignee desires to assure itself of the services of Employee from and after the Distribution through the period contemplated by the Employment Agreement, and Employee desires and is willing to serve in the employ of Assignee for such period; and

         WHEREAS, each of Assignor, Assignee and Employee desires to enter into this Agreement for their mutual benefit and in order to facilitate the Distribution;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assignor hereby irrevocably assigns and delegates to Assignee all of Assignor's existing and future rights and obligations under the Employment Agreement, and Assignee hereby irrevocably accepts and assumes all of such rights and obligations, in each case effective simultaneously with the consummation of the Distribution and without any further action on the part or any party hereto (the "Assignment").

         2. Subject to the provisions of Section 4 hereof, Employee hereby irrevocably and unconditionally consents to the Assignment and, on behalf of himself and his heirs, executors, administrators and estate, releases Assignor and its subsidiaries and affiliates (other than Assignee) from any and all actions, causes of action, obligations, liabilities, judgments, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, extents, executions, claims and demands whatsoever, in law, admiralty or equity, whether liquidated or unliquidated, contingent or otherwise, whether specifically mentioned or not, which Employee ever had, now has or hereafter can, shall or may have under, arising out of or relating to the Employment Agreement, it being understood and agreed that any liability for any such claim, etc. shall instead be the sole responsibility of Assignee.
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         3.      By signing this Agreement, Employee acknowledges and agrees that:

                 (a) He has been afforded a reasonable and sufficient period of time of at least twenty-one (21) days to review this Agreement, for deliberation hereon and for negotiation of the terms hereof, and that, at Employee's initiative, Employee has waived said period and any possible renewals or extensions thereof;

                 (b) He has been specifically urged by Assignor to consult with legal counsel or the representative of his choice before signing this Agreement, and that he did, in fact, consult an attorney of his own choosing before signing this Agreement and said attorney reviewed this Agreement before Employee signed it;

                 (c) He has carefully read and understands the terms of this Agreement, all of which have been fully explained to him;

                 (d) He has signed this Agreement freely and voluntarily and without duress or coercion and with full knowledge and understanding of its significance and consequences and of the rights relinquished, surrendered, released and discharged hereunder; and

                 (e) The only consideration for signing this Agreement are the terms stated herein and no other promise, agreement or representation of any kind has been made to him by any person or entity whatsoever to cause him to sign this Agreement.

         4. This Agreement may be revoked in writing by Employee at any time during the period of seven (7) calendar days following the date of execution by Employee as indicated on the Signature Page hereto. If such seven-day revocation period expires without Employee exercising his revocation right, the obligations of this Agreement will then become fully effective.

         5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to conflicts of law principles thereof.

         6. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.
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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Assignment, Assumption, Consent and Release Agreement on the respective dates indicated below.


                                                  INSIGNIA FINANCIAL GROUP, INC.


                                                  By: /s/ FRANK M. GARRISON
                                                     ---------------------------
                                                     Frank M. Garrison
                                                     Executive Managing Director

                                                  Date: July 1, 1998



                                                  INSIGNIA/ESG HOLDINGS, INC.


                                                  By: /s/ JEFFREY P. COHEN
                                                     ---------------------------
                                                     Jeffrey P. Cohen
                                                     Executive Vice President

                                                  Date: July 1, 1998



                                                  EMPLOYEE

                                                  /s/ EDWARD S. GORDON
                                                  ------------------------------
                                                  Edward S. Gordon

                                                  Date:      7-6        , 1998
                                                        ----------------





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